Related parties	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Related parties

29.	Related parties

Under IAS 24 Related Party Disclosures (“IAS 24”), the Group has various related parties stemming from relationships with subsidiaries, joint ventures, key management personnel, the founders of the previous Fusion Fuel Portugal entity and other related parties.

Subsidiaries

A list of the Groups subsidiaries is disclosed in note 32. All transactions with subsidiaries eliminate on consolidation and are not presented, in accordance with revised IAS 24.

Key management personnel

(a)	Compensation

The key management personnel at December 31, 2025 are the members of the Group’s Senior Management. There were four members of Senior Management at December 31, 2025 and an average of four members for the full year. The remuneration expense for the key management personnel includes salaries and share-based payments.

	2025	2024	2023
	€’000	€’000	€’000
Basic salary*	757	1,081	1,453
Short-term employee benefits*	-	109	303
Discretionary Bonus**	869	-	-
Other long-term benefits	-	-	55
Share-based compensation	941	1,605	1,947
	2,567	2,795	3,758

*	This amount includes salaries accrued and not paid at the year end
**	This amount was largely granted due to the QIND board of directors’ determination that: (i) Mr. Backwell and other QIND managers’ salaries were significantly below market for their position in 2024, and Mr. Backwell received no salary from QIND during 2023 and previous years.

(b)	Transactions

Not Applicable

Other

Directors and Officers of the company do not have control of more than 10% of the voting shares of the company on April 14, 2026, and no Director or Officer controls more than 5% of the company. We are not aware of any person or shareholder who directly or indirectly, jointly or severally, exercises or could exercise control over the Group.

Directors and Officers hold a total of 314,292 issued Class A ordinary shares in the company on a fully diluted basis.